September 12, 2014

VIA EDGAR
Securities and Exchange Commission
100 F St. NE
Washington, D.C. 20549

Re:    Symetra Deferred Variable Annuity Account (811-04961)

Dear Commissioners:

On behalf of Symetra Life Insurance Company and the Symetra Deferred Variable Annuity Account, we hereby submit, pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940, that the Account's semiannual report for the period ending June 30, 2014 has been transmitted to contract owners accordingly.

We incorporate by reference the following semiannual reports for the underlying funds:

Filer/Entity: Deutsche Variable Series I
Registration No.: 811-04257
CIK No.: 0000764797
Fund:    Deutsche Capital Growth VIP - Class B
Deutsche International VIP - Class A
Accession No.: 0000088053-14-001102
Date of Filing: 2014-08-21

Filer/Entity: Deutsche Variable Series II
Registration No.: 811-05002
CIK No.: 0000810573
Fund:    Deutsche Money Market VIP - Class A
Accession No.: 0000088053-14-001103

Filer/Entity: Pioneer Variable Contracts Trust /MA/
Registration No.: 811-08786
CIK No.: 0000736913
Fund:    Pioneer Bond VCT Portfolio - Class I Shares
Pioneer Fund VCT Portfolio - Class I Shares
Pioneer Select Mid Cap Growth VCT Portfolio - Class I Shares
Accession No.: 0000276776-14-000094
Date of Filing: 2014-08-28

If you have any questions regarding this filing, please contact me at
(425) 256-5026.

Sincerely,

/s/Jacqueline M. Veneziani

Jacqueline M. Veneziani
Vice President and Associate
General Counsel

RE: Regulatory Documents for Your Variable Annuity or Variable Life Insurance
Product(s)

Dear Valued Customer:

Thank you for choosing the convenience of online delivery. Click on the links below to view the regulatory documents for the portfolios in your variable annuity or variable life insurance product(s) issued by Symetra Life Insurance
Company or by First Symetra National Life Insurance Company of New York.

[insert links to each document]

As always, we are committed to providing you with quality products and services.
We thank you for your business and look forward to helping you meet your financial goals in the years ahead.

If you have any questions or would like additional information, please call one of our customer service representatives at 1-800-796-3872, 6:00 a.m. to
4:30 p.m. PT or your registered representative.

Thomas M. Marra
President
Symetra Life Insurance Company

RE: Have you changed your email address?

Dear Valued Customer:

We have attempted to notify you by email that you have new regulatory documents available for viewing, but each time the email has been returned as undeliverable. The documents are for the portfolios available in your variable annuity or variable life insurance product(s) issued by Symetra Life Insurance
Company ("Symetra Life") or by First Symetra National Life Insurance Company of
New York ("First Symetra").

This is a concern for us because the Securities and Exchange Commission (SEC)
requires that we notify you when a new regulatory document is available for viewing. If you wish to continue receiving these notifications by email, please log in to your account and update your email address immediately. You can view these regulatory documents at www.symetra.com.(Customers with a variable annuity issued by First Symetra can view regulatory documents at www.symetra.
com/newyork.)

If you have any questions or would like additional information, please call one of our customer service representatives at 1-800-796-3872, 6:00 a.m. to
4:30 p.m. PT or your registered representative.

/s/Thomas M. Marra

Thomas M. Marra
President
Symetra Life Insurance Company
First Symetra National Life Insurance Company of New York

Symetra Life Insurance Company, not a licensed insurer in New York, is the parent company of First Symetra National Life Insurance Company of New York.